                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 25, 2001
                                                        ------------------


                                ZANY BRAINY, INC.
                                -----------------
                 (Exact Name of Registrant Specified in Charter)

    Pennsylvania                  0-26185                   23-2663337
    -------------                 -------                   ----------
   (State or Other            (Commission File           (I.R.S. Employer
   Jurisdiction of                 Number)              Identification No.)
   Incorporation)



                      2520 Renaissance Boulevard
                     King of Prussia, Pennsylvania            19406
               ----------------------------------------     ---------
               (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including area code: (610) 278-7800
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On September 21, 2001, Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed their August Monthly Operating Reports with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Copies of those monthly operating reports are attached hereto as
Exhibit 99.1, and are incorporated herein in their entirety. Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC are our subsidiaries. Copies of any bank statements originally filed with the Bankruptcy Court as part of the August Monthly Operating Reports have been omitted.

     THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.    Exhibit
-----------    -------

99.1 August Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on September 21, 2001.


                                       3
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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZANY BRAINY, INC.


Date: September 25, 2001               By: /s/ John V. Reilly
      ------------------                   -------------------------------------
                                           John V. Reilly
                                           President


                                       4
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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 August Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on September 21, 2001.


                                       5